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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                        PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (date of earliest event reported) --
                               September 9, 1994


                        THE BLACK & DECKER CORPORATION
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Maryland                        1-1553                   52-0248090
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(State or other                  (Commission            (IRS Employer
jurisdiction of                  File Number)           Identification No.)
incorporation)


701 East Joppa Road           Towson, Maryland                       21286
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(Address of principal executive offices)                           (Zip Code)


                                (410) 716-3900
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             (Registrant's telephone number, including area code)


                                Not Applicable
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            (Former name or address, if changed since last report)



The exhibit index as required by item 601(a) of Regulation S-K is included on page 4 of this report.

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Item 5.  OTHER EVENTS
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     This Current Report on Form 8-K is being filed in connection with the commencement of a Medium Term Note Program by The Black & Decker Corporation, a Maryland corporation (the "Corporation"), pursuant to which the Corporation may offer from time to time its Medium Term Notes, Series A at an aggregate initial offering price not to exceed $500,000,000 (or the equivalent thereof in one or more foreign denominated currencies or currency units based on or relating to currencies, including European Currency Units). The Medium Term Notes, Series A may be offered from time to time under the Corporation's existing shelf Registration Statement (Reg. No. 33-53807) covering up to $500,000,000 in Debt Securities.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

Exhibit No.                    Description of Exhibit
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   1(a)                Distribution Agreement dated September 9,
                       1994, between the Corporation and Lehman
                       Brothers Inc., Citicorp Securities, Inc.,
                       Goldman, Sachs & Co., Morgan Stanley & Co.
                       Incorporated, NationsBanc Capital Markets,
                       Inc. and Salomon Brothers Inc.

   4(a) Indenture dated as of September 9, 1994, between the Corporation and Marine Midland
                       Bank, as Trustee.

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                        THE BLACK & DECKER CORPORATION
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                               S I G N A T U R E
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE BLACK & DECKER CORPORATION



                                 By /s/ CHARLES E. FENTON
                                    -------------------------------------
                                    Charles E. Fenton
                                    Vice President and General
                                      Counsel



Date:  September 12, 1994

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                                 EXHIBIT INDEX
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Exhibit No.             Description of Exhibit                    Page
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   1(a)                 Distribution Agreement dated
                        September 9, 1994, between the
                        Corporation and Lehman Brothers Inc.,
                        Citicorp Securities, Inc., Goldman,
                        Sachs & Co., Morgan Stanley & Co.
                        Incorporated, NationsBanc Capital
                        Markets, Inc. and Salomon Brothers Inc.      5

   4(a)                 Indenture dated as of September 9,
                        1994, between the Corporation and
                        Marine Midland Bank, as Trustee.            36

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